For period ending December 31, 2013
File number 811-06637
Exhibit 77Q1

Form 10f-3
Eligible Foreign Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Canadian Imperial Bank 1.35% due 7/18/16
2.
Date of Purchased:
07/15/2013
3.
Date of offering commenced:
07/15/2013
4.
Underwriter(s) from whom purchased:
Barclays Capital
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$3,997,520 firmwide
7.
Aggregate principal amount or total number of shares of offering:
$749,535,000
8.
Purchase price (net of fees and expenses):
$99.938
9.
Initial public offering price:
$99.938
10.
Commission, spread or profit:
$0.25%
11.
Have the following conditions been satisfied?
YES
NO

a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchased required by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/ Tim Winstone

Date:
07/16/2013

Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Eligible Foreign Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Bank of Montreal 1.3% due 7/15/2016
2.
Date of Purchased:
07/11/2013
3.
Date of offering commenced:
07/11/2013
4.
Underwriter(s) from whom purchased:
Morgan Stanley
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$1,998,180(firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$999,090,000
8.
Purchase price (net of fees and expenses):
$99.909
9.
Initial public offering price:
$99.909
10.
Commission, spread or profit:
$0.25%
11.
Have the following conditions been satisfied?
YES
NO

a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchased required by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/ Tim Winstone

Date:
07/16/2013

Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
FireEye, Inc.
2.
Date of Purchased:
09/19/2013
3.
Date of offering commenced:
09/19/2013
4.
Underwriter(s) from whom purchased:
Morgan Stanley & Co.
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
75,000 shares firmwide
7.
Aggregate principal amount or total number of shares of offering:
15,175,000 shares
8.
Purchase price (net of fees and expenses):
$20.000
9.
Initial public offering price:
$20.000
10.
Commission, spread or profit:
$1.40
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Wabnik

Date:
September 24, 2013
Print Name:
David Wabnik

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS U.S. Defensive Equity Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Envision Healthcare Holdings Inc.
2.
Date of Purchased:
08/14/2013
3.
Date of offering commenced:
08/14/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
300,000 shares firmwide
7.
Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8.
Purchase price (net of fees and expenses):
$23.00
9.
Initial public offering price:
$23.00
10.
Commission, spread or profit:
$1.265
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21,2013
Print Name:
Thomas J. Digenan

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS U.S. Large Cap Equity Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Envision Healthcare Holdings Inc.
2.
Date of Purchased:
08/14/2013
3.
Date of offering commenced:
08/14/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
300,000 shares (Firmwide)
7.
Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8.
Purchase price (net of fees and expenses):
$23.000
9.
Initial public offering price:
$23.000
10.
Commission, spread or profit:
1.265%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21, 2013
Print Name:
Thomas J. Digenan

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Envision Healthcare Holdings Inc.
2.
Date of Purchased:
08/14/2013
3.
Date of offering commenced:
08/14/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
300,000 shares (Firmwide)
7.
Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8.
Purchase price (net of fees and expenses):
$23.000
9.
Initial public offering price:
$23.00
10.
Commission, spread or profit:
$1.265
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21,2013
Print Name:
Thomas J. Digenan

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Global Frontier Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Envision Healthcare Holdings Inc.
2.
Date of Purchased:
08/14/2013
3.
Date of offering commenced:
08/14/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
300,000 shares (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8.
Purchase price (net of fees and expenses):
$23.000
9.
Initial public offering price:
$23.000
10.
Commission, spread or profit:
$1.265
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21, 2013
Print Name:
Thomas J. Digenan

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
BHP Billiton Fin. USA Ltd. 5% due 9/30/2043
2.
Date of Purchased:
09/25/2013
3.
Date of offering commenced:
09/25/2013
4.
Underwriter(s) from whom purchased:
J.P. Morgan
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$19,997,000 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$2,499,625,000
8.
Purchase price (net of fees and expenses):
$99.985
9.
Initial public offering price:
$99.985
10.
Commission, spread or profit:
0.55%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
9/26/2013
Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Wellpoint Corp. 5.1% due 01/15/2044
2.
Date of Purchased:
07/30/2013
3.
Date of offering commenced:
07/30/2013
4.
Underwriter(s) from whom purchased:
Morgan Stanley
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$3,994,600 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$599,190,000
8.
Purchase price (net of fees and expenses):
$99.865
9.
Initial public offering price:
$99.865
10.
Commission, spread or profit:
0.875%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
8/1/2013
Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Boston Scientific 2.65% due 10/01/2018
2.
Date of Purchased:
08/08/2013
3.
Date of offering commenced:
08/08/2013
4.
Underwriter(s) from whom purchased:
Merrill Lynch Financial/Bank of America
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$7,996,320 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$599,724,000
8.
Purchase price (net of fees and expenses):
$99.954
9.
Initial public offering price:
$99.954
10.
Commission, spread or profit:
0.60%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
8/12/2013
Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Sprouts Farmers Market, Inc.
2.
Date of Purchased:
08/01/2013
3.
Date of offering commenced:
08/01/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
100,000 shares firmwide
7.
Aggregate principal amount or total number of shares of offering:
18,500,000 shares
8.
Purchase price (net of fees and expenses):
$18.000
9.
Initial public offering price:
$18.000
10.
Commission, spread or profit:
$0.99
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/David Wabnik

Date:
August 5, 2013
Print Name:
David Wabnik

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Mondelez International Inc. 2.375% due 01/26/2021
2.
Date of Purchased:
12/04/2013
3.
Date of offering commenced:
12/04/2013
4.
Underwriter(s) from whom purchased:
CS First Boston
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
EUR 6,943,720 firmwide
7.
Aggregate principal amount or total number of shares of offering:
EUR 1,239,950,000
8.
Purchase price (net of fees and expenses):
EUR 99.196
9.
Initial public offering price:
EUR 99.196
10.
Commission, spread or profit:
0.35%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
12/6/2013
Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
MetLife Inc. 4.875 due 11/13/2043
2.
Date of Purchased:
11/07/2013
3.
Date of offering commenced:
11/07/2013
4.
Underwriter(s) from whom purchased:
Barclays Capital
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$14,906,400 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$993,760,000
8.
Purchase price (net of fees and expenses):
$99.376
9.
Initial public offering price:
$99.376
10.
Commission, spread or profit:
0.875%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Vivek Acharya

Date:
11/20/2013
Print Name:
Vivek Acharya

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Sempra Energy 4.05% due 12/01/2023
2.
Date of Purchased:
11/19/2013
3.
Date of offering commenced:
11/19/2013
4.
Underwriter(s) from whom purchased:
Bank of America/Merrill Lynch Financial Center
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$20,231,995 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$498,325,000
8.
Purchase price (net of fees and expenses):
$99.665
9.
Initial public offering price:
$99.665
10.
Commission, spread or profit:
0.65%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Branamir Petranovic

Date:
11/26/2013
Print Name:
Branamir Petranovic

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1
Form 10f-3
Rule 144A Securities
FUND:
UBS (US) Fixed Income Opportunities Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
General Motors Co. 3.5% due 10/02/2018
2.
Date of Purchased:
09/24/2013
3.
Date of offering commenced:
09/24/2013
4.
Underwriter(s) from whom purchased:
Citigroup Global Markets
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$2,000,000 firmwide
7.
Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.
Purchase price (net of fees and expenses):
$100.00
9.
Initial public offering price:
$100.00
10.
Commission, spread or profit:
0.875%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonable believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Branamir Petranovic

Date:
09/26/2013
Print Name:
Branamir Petranovic

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Rule 144A Securities
FUND:
UBS Dynamic AlphaFund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Origin Energy Finance 144A 3.5% due 10/09/2018
2.
Date of Purchased:
10/02/2013
3.
Date of offering commenced:
10/02/2013
4.
Underwriter(s) from whom purchased:
JPMorgan London
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$19,514,419 firmwide
7.
Aggregate principal amount or total number of shares of offering:
$798,544,000
8.
Purchase price (net of fees and expenses):
$99.818
9.
Initial public offering price:
$99.818
10.
Commission, spread or profit:
0.35%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonable believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
10/7/2013
Print Name:
Tim Winstone

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Rule 144A Securities
FUND:
UBS Global Sustainable Equity Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Royal Mail Plc.
2.
Date of Purchased:
10/11/2013
3.
Date of offering commenced:
10/11/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs Int'd
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
105,198 shares firmwide
7.
Aggregate principal amount or total number of shares of offering:
521,739,000 shares
8.
Purchase price (net of fees and expenses):
GBP 3.30
9.
Initial public offering price:
GBP 3.30
10.
Commission, spread or profit:
0.90%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonable believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Nick Irish

Date:
10/29/2013
Print Name:
Nick Irish

For period ending December 31, 2013
Exhibit 77O
File number 811-06637
Exhibit 77Q1

Form 10f-3
Rule 144A Securities
FUND:
UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Royal Mail Plc.
2.
Date of Purchased:
10/11/2013
3.
Date of offering commenced:
10/11/2013
4.
Underwriter(s) from whom purchased:
Goldman Sachs Int'd
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
105,198 shares firmwide
7.
Aggregate principal amount or total number of shares of offering:
521,739,000 shares
8.
Purchase price (net of fees and expenses):
GBP 3.30
9.
Initial public offering price:
GBP 3.30
10.
Commission, spread or profit:
0.90%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonable believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Nick Irish

Date:
10/29/2013
Print Name:
Nick Irish

The UBS Funds

25